PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                            STRONG COMMON STOCK FUND
                             STRONG DISCOVERY FUND
                               STRONG GROWTH FUND
                             STRONG GROWTH 20 FUND
                              STRONG MID CAP FUND
                            STRONG OPPORTUNITY FUND
                          STRONG SMALL CAP VALUE FUND

                   Supplement to Prospectus dated May 1, 1998
                      as supplemented on October 30, 1998


STRONG MID CAP FUND

MEDIUM MARKET CAPITALIZATION. Effective immediately, the Strong Mid Cap Fund will define "medium market capitalization companies" as companies with a market capitalization of between $800 million and $8 billion at the time of investment instead of $800 million to $5 billion.

NAME CHANGE. On January 29, 1999, the Board of Directors of the Strong Mid Cap Fund changed the name of the Fund to the Strong Mid Cap Growth Fund (the "Fund").

PORTFOLIO MANAGERS. Effective January 29, 1999, Mr. Ronald C. Ognar and Mr. Derek V.W. Felske will become the co-portfolio managers of the Fund. Information on Mr. Ognar can be found on page I-27 of the Fund's prospectus. Mr. Felske joined Strong Capital Management, Inc., the Fund's investment advisor (the "Advisor"), in January 1999. For three years prior to joining the Advisor, Mr. Felske was the chief executive officer of Leawood Capital Management LLC. From 1993 to 1996, Mr. Felske was a vice president and a portfolio manager at Twentieth Century Companies, Inc. He co-managed the Twentieth Century Ultra Fund and the Twentieth Century Growth Fund. From 1991 to 1993, Mr. Felske was a member of the portfolio management team at RCM Capital Management. Mr. Felske received his bachelors degree in Economics from Dartmouth College in 1980 and his Masters of Business Administration in Finance and Accounting from Wharton Business School in 1991.

STRONG COMMON STOCK FUND AND STRONG OPPORTUNITY FUND

On December 30, 1998, Mr. Richard T. Weiss became the sole portfolio manager of the Strong Common Stock Fund and the Strong Opportunity Fund.


          The date of this Prospectus Supplement is February 5, 1999.

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